EXHIBIT 10.5

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 13th day of June, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), and WJ Bradley Mortgage Capital, LLC, a Delaware corporation (“WJ Bradley”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of July 1, 2012, between Assignor and WJ Bradley (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.           WJ Bradley hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and WJ Bradley as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to WJ Bradley with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and WJ Bradley that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and WJ Bradley that as of the date hereof:

(a)          Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.           WJ Bradley warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          WJ Bradley is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          WJ Bradley has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of WJ Bradley’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of WJ Bradley’s charter or by-laws or any legal restriction, or any material agreement or instrument to which WJ Bradley is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which WJ Bradley or its property is subject. The execution, delivery and performance by WJ Bradley of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of WJ Bradley. This Agreement has been duly executed and delivered by WJ Bradley and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of WJ Bradley enforceable against WJ Bradley in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by WJ Bradley in connection with the execution, delivery or performance by WJ Bradley of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated WJ Bradley Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, WJ Bradley hereby restates to Depositor and Assignee, as if fully set forth herein, as of the related Closing Date, the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement, and, as of the date hereof, the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement.

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In the event of a breach of any representations and warranties referred to in the immediately preceding paragraph as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel WJ Bradley to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.            From and after the date hereof, subject to Section 10 below, WJ Bradley shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and WJ Bradley had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.          (a)           Controlling Holder Rights. WJ Bradley agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.          All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of WJ Bradley,

WJ Bradley Mortgage Capital LLC
6465 Greenwood Plaza Blvd Suite 500
Centennial, CO 80111
Attention: Karin Good
Phone: (720) 250-9836

with a copy to

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General Counsel at the same address

(b)	In the case of Assignee,

Wilmington Trust, National Association
1100 North Market Street
Rodney Square North
Wilmington, DE 19890
Attention: Dorri Costello

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

CitiMortgage, Inc.
4050 Regent Blvd.
Irving, TX 75063
Attention: CTS- Sequoia Mortgage Trust 2013-8

with a copy to

CitiMortgage, Inc.
The Office of General Counsel
1000 Technology Drive
O’ Fallon, MO 63368

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(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

13.          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or WJ Bradley may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or WJ Bradley, respectively, hereunder.

16.          This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by WJ Bradley pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.           The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. WJ Bradley hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.          Master Servicer. WJ Bradley hereby acknowledges that the Assignee has appointed CitiMortgage, Inc. to act as master servicer under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of WJ Bradley hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

WJ Bradley shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Citibank, N.A.
Bank City/State:	Glendale, CA
ABA Number:	321-171-184
Account Name:	CMI MSD Clearing
Account Number:	#070-4913896

21.          WJ Bradley acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, WJ Bradley shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.          Rule 17g-5 Compliance. WJ Bradley hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at ratingagency@citi.com, with a subject reference of “SEMT 2013-8” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify WJ Bradley in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. WJ Bradley shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between WJ Bradley, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to WJ Bradley or (ii) such Rating Agency’s or NRSRO’s evaluation of WJ Bradley’s operations in general; provided, however, that WJ Bradley shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor
By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Wilmington Trust, National Association,
not in its individual capacity but solely as Trustee,
Assignee
By:
Name:
Title:

WJ BRADLEY MORTGAGE CAPITAL LLC

By:
Name:
Title:

Accepted and agreed to by:

CITIMORTGAGE, INC.
Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – WJ Bradley (SEMT 2013-8)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	Cenlar	0.0025			WJ Bradley		10000012337	1	1	0
2	Cenlar	0.0025			WJ Bradley		10000011984	1	1	0
3	Cenlar	0.0025			WJ Bradley		10000011928	1	1	0
4	Cenlar	0.0025			WJ Bradley		10000011833	1	1	0
5	Cenlar	0.0025			WJ Bradley		10000011753	1	1	0
6	Cenlar	0.0025			WJ Bradley		10000011744	1	1	0
7	Cenlar	0.0025			WJ Bradley		10000011671	1	1	0
8	Cenlar	0.0025			WJ Bradley		10000011669	1	1	0
9	Cenlar	0.0025			WJ Bradley		10000011631	1	1	0
10	Cenlar	0.0025			WJ Bradley		10000011399	1	1	0
11	Cenlar	0.0025			WJ Bradley		10000011395	1	1	0
12	Cenlar	0.0025			WJ Bradley		10000011260	1	1	0
13	Cenlar	0.0025			WJ Bradley		10000011257	1	1	0
14	Cenlar	0.0025			WJ Bradley		10000011232	1	1	0
15	Cenlar	0.0025			WJ Bradley		10000011161	1	1	0
16	Cenlar	0.0025			WJ Bradley		10000011131	1	1	0
17	Cenlar	0.0025			WJ Bradley		10000011129	1	1	0
18	Cenlar	0.0025			WJ Bradley		10000011109	1	1	0
19	Cenlar	0.0025			WJ Bradley		10000011083	1	1	0
20	Cenlar	0.0025			WJ Bradley		10000011067	1	1	0
21	Cenlar	0.0025			WJ Bradley		10000010888	1	1	0
22	Cenlar	0.0025			WJ Bradley		10000010886	1	1	0
23	Cenlar	0.0025			WJ Bradley		10000010585	1	1	0
24	Cenlar	0.0025			WJ Bradley		10000010523	1	1	0
25	Cenlar	0.0025			WJ Bradley		10000010518	1	1	0
26	Cenlar	0.0025			WJ Bradley		10000010516	1	1	0
27	Cenlar	0.0025			WJ Bradley		10000010450	1	1	0
28	Cenlar	0.0025			WJ Bradley		10000010288	1	1	0
29	Cenlar	0.0025			WJ Bradley		10000010239	1	1	0
30	Cenlar	0.0025			WJ Bradley		10000010157	1	1	0
31	Cenlar	0.0025			WJ Bradley		10000010046	1	1	0
32	Cenlar	0.0025			WJ Bradley		10000010026	1	1	0
33	Cenlar	0.0025			WJ Bradley		10000009734	1	1	0
34	Cenlar	0.0025			WJ Bradley		10000009371	1	1	0
35	Cenlar	0.0025			WJ Bradley		10000009088	1	1	0
36	Cenlar	0.0025			WJ Bradley		10000008107	1	1	0
37	Cenlar	0.0025			WJ Bradley		10000007936	1	1	0

	11	12	13	14	15	16	17	18	19	20
	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	9						1	4	0
3	7						1	4	0
4	9						1	4	0
5	7						1	0	0
6	9						1	4	0
7	7						1	0	0
8	9						1	0	0
9	7						1	4	0
10	7						1	0	0
11	9						1	0	0
12	9						1	4	0
13	6						1	0	0
14	9						1	0	0
15	7						1	0	0
16	7						1	4	0
17	9						1	0	0
18	7						1	4	0
19	7						1	4	0
20	6						1	0	0
21	7						1	4	0
22	7						1	4	0
23	9						1	0	0
24	9						1	0	0
25	9						1	0	0
26	9						1	0	0
27	9						1	4	0
28	9						1	0	0
29	9						1	4	0
30	9						1	0	0
31	7						1	0	0
32	9						1	4	0
33	3						1	0	0
34	9						1	0	0
35	9						1	0	0
36	9						1	4	0
37	9						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			0		4/16/2013	703800	0.03875	360	360	6/1/2013
2			0		4/9/2013	697000	0.04	360	360	6/1/2013
3			0		4/10/2013	708000	0.04	360	360	6/1/2013
4			150000		4/12/2013	654000	0.03875	360	360	6/1/2013
5			0		4/15/2013	792000	0.03875	360	360	6/1/2013
6			0		4/8/2013	1050000	0.03875	360	360	6/1/2013
7			0		4/12/2013	850000	0.03875	360	360	6/1/2013
8			0		4/9/2013	922000	0.04	360	360	6/1/2013
9			0		4/3/2013	688000	0.04	360	360	6/1/2013
10			0		4/10/2013	792000	0.04	360	360	6/1/2013
11			0		4/10/2013	739000	0.03875	360	360	6/1/2013
12			0		4/2/2013	881000	0.04125	360	360	6/1/2013
13			0		3/29/2013	860000	0.0375	360	360	5/1/2013
14			0		4/10/2013	697100	0.03875	360	360	6/1/2013
15			0		4/9/2013	676000	0.04375	360	360	6/1/2013
16			0		4/12/2013	720000	0.0375	360	360	6/1/2013
17			0		4/8/2013	700500	0.04125	360	360	6/1/2013
18			0		4/11/2013	997500	0.04	360	360	6/1/2013
19			0		4/15/2013	620000	0.04	360	360	6/1/2013
20			0		4/11/2013	1088625	0.0425	360	360	6/1/2013
21			0		3/25/2013	948000	0.0375	360	360	5/1/2013
22			0		4/11/2013	672000	0.03875	360	360	6/1/2013
23			0		3/25/2013	712100	0.03875	360	360	5/1/2013
24			0		4/2/2013	610000	0.03875	360	360	6/1/2013
25			0		4/3/2013	689500	0.04	360	360	6/1/2013
26			0		4/1/2013	681000	0.0375	360	360	6/1/2013
27			0		4/3/2013	775000	0.0375	360	360	6/1/2013
28			0		4/16/2013	998200	0.03875	360	360	6/1/2013
29			0		3/27/2013	673500	0.0375	360	360	5/1/2013
30			0		3/22/2013	510000	0.03625	360	360	5/1/2013
31			0		4/10/2013	720000	0.0375	360	360	6/1/2013
32			0		4/15/2013	621600	0.03875	360	360	6/1/2013
33			0		4/3/2013	590000	0.03875	360	360	6/1/2013
34			0		4/2/2013	672600	0.03875	360	360	6/1/2013
35			0		3/29/2013	1000000	0.03875	360	360	5/1/2013
36			0		4/10/2013	714000	0.035	360	360	6/1/2013
37			0		4/5/2013	715700	0.0375	360	360	6/1/2013

	31	32	33	34	35	36	37	38	39	40
	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		702763.2	0.03875	3309.53	6/1/2013	0	0
2	1	0	0		695995.8	0.04	3327.58	6/1/2013	0	0
3	1	0	0		706979.9	0.04	3380.1	6/1/2013	0	0
4	1	0	0		653036.5	0.03875	3075.35	6/1/2013	0	0
5	1	0	0		790833.2	0.03875	3724.28	6/1/2013	0	0
6	1	0	0		1048453	0.03875	4937.49	6/1/2013	0	0
7	1	0	0		848747.8	0.03875	3997.02	6/1/2013	0	0
8	1	0	0		920671.6	0.04	4401.77	6/1/2013	0	0
9	1	0	0		687008.7	0.04	3284.62	6/1/2013	0	0
10	1	0	0		790858.9	0.04	3781.13	6/1/2013	0	0
11	1	0	0		737911.3	0.03875	3475.05	6/1/2013	0	0
12	1	0	0		879758.7	0.04125	4269.76	6/1/2013	0	0
13	1	0	0		857405.4	0.0375	3982.79	6/1/2013	0	0
14	1	0	0		696073	0.03875	3278.02	6/1/2013	0	0
15	1	0	0		675089.4	0.04375	3375.17	6/1/2013	0	0
16	1	0	0		718915.6	0.0375	3334.43	6/1/2013	0	0
17	1	0	0		699513	0.04125	3394.97	6/1/2013	0	0
18	1	0	0		996062.8	0.04	4762.22	6/1/2013	0	0
19	1	0	0		619039.3	0.04	2959.97	6/1/2013	0	0
20	1	0	0		1087125	0.0425	5355.38	6/1/2013	0	0
21	1	0	0		945139.9	0.0375	4390.34	6/1/2013	0	0
22	1	0	0		671010	0.03875	3159.99	6/1/2013	0	0
23	1	0	0		709998.5	0.03875	3348.56	6/1/2013	0	0
24	1	0	0		609101.3	0.03875	2868.45	6/1/2013	0	0
25	1	0	0		688506.6	0.04	3291.78	6/1/2013	0	0
26	1	0	0		679974.3	0.0375	3153.82	6/1/2013	0	0
27	1	0	0		773832.7	0.0375	3589.15	6/1/2013	0	0
28	1	0	0		996729.4	0.03875	4693.91	6/1/2013	0	0
29	1	0	0		671468.1	0.0375	3119.08	6/1/2013	0	0
30	1	0	0		508427.2	0.03625	2325.86	6/1/2013	0	0
31	1	0	0		718915.6	0.0375	3334.43	6/1/2013	0	0
32	1	0	0		620684.3	0.03875	2922.99	6/1/2013	0	0
33	1	0	0		589130.8	0.03875	2774.4	6/1/2013	0	0
34	1	0	0		671609.1	0.03875	3162.81	6/1/2013	0	0
35	1	0	0		997048.8	0.03875	4702.37	6/1/2013	0	0
36	1	0	0		712876.3	0.035	3206.18	6/1/2013	0	0
37	1	0	0		714622	0.0375	3314.52	6/1/2013	0	0

	41	42	43	44	45	46	47	48	49	50
	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37

	51	52	53	54	55	56	57	58	59	60
	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37

	61	62	63	64	65	66	67	68	69	70
	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1								0		383
2								0		524
3								0		78
4								0		465
5								0		102
6								0		400
7								0		460
8								0		578
9								0		598
10								0		15
11								0		374
12								0		518
13								0		565
14								0		533
15								0		587
16								0		83
17								0		486
18								0		331
19								0		155
20								0		479
21								0		292
22								0		605
23								0		536
24								0		550
25								0		424
26								0		379
27								0		268
28								0		468
29								0		535
30								0		420
31								0		378
32								0		545
33								0		462
34								0		540
35								0		546
36								0		398
37								0		473

	71	72	73	74	75	76	77	78	79	80
	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1		0		21	0.5	10	1
2	1		1		6.25		10	1
3	2		1		13		0	1
4	1		0		3.25	13.5	11.75	1
5	1		0		6	6	0	1
6	1		0		3	4.75	1.5	1
7	2		1		26		0	1
8	2		1		20		11	1
9	1		1		3.75	9.75	0	1
10	1		0		0		0	1
11	1		0		0	0	1	1
12	2		0		8		1.75	1
13	1		0		3.25	5	0	1
14	1		0		7.75		19	1
15	2		0		2.25	2.25	0	1
16	2		0		10		0	1
17	1		0		12		9	1
18	2		1		13.25		0	1
19	2		0		0	0.5	0	1
20	1		0		8.25	6.25	0	1
21	2		0		0		0	1
22	2		0		8	1.25	0	1
23	1		0		6	6	1.5	1
24	3		0		19		1.833333333	1
25	2		0		11.5		1.916666667	1
26	3		0		0	23	19	1
27	4		1		12		20	1
28	2		1		36		10	1
29	2		1		18	18	21	1
30	1		0		15		11	1
31	3		0		0.75	4	0	1
32	2		0		18.75		2	1
33	1		0		1	18	14	1
34	1		1		21		1.5	1
35	1		0		0		10.5	1
36	1		0		8.5		6	1
37	1		1		20.25		2	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						775
2						778
3						735
4						774
5						786
6						776
7						730
8						721
9						765
10						778
11						800
12						777
13						785
14						789
15						713
16						734
17						708
18						732
19						788
20						715
21						793
22						723
23						741
24						722
25						724
26						793
27						789
28						747
29						809
30						807
31						751
32						801
33						812
34						814
35						756
36						787
37						777

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000

	101	102	103	104	105	106	107	108	109	110
	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	12187.52	5042.92	0	0	17230.44	17230.44	1	5		3
2	28329.87		0		28329.87	28329.87	1	5		3
3	11651.33	0	2799.56	0	11651.33	14450.89	1	4		3
4	4295	8205.5	0	0	12500.5	12500.5	1	5		3
5	6666.66	10601.07	0	0	17267.73	17267.73	1	5		3
6	5871.5	17201.6	0	0	23073.1	23073.1	1	5		3
7	14289.38	0	0	0	14289.38	14289.38	1	4		3
8	37924.2	0	0	0	37924.2	37924.2	1	5		3
9	15375.98	893.73	0	625.07	16269.71	16894.78	1	5		3
10	20500	0	0	0	20500	20500	1	5		3
11	10833.76	0	1336	0	10833.76	12169.76	1	5		3
12	14673	0	3708.33	0	14673	18381.33	1	5		3
13	10109.88	10000	0	0	20109.88	20109.88	1	5		3
14	15414.75		0		15414.75	15414.75	1	5		3
15	9350	13333.33	0	0	22683.33	22683.33	1	5		3
16	16666.69		27781.25		16666.69	44447.94	1	5		3
17	12070		7153.88		12070	19223.88	1	5		3
18	79242.58	0	0	0	79242.58	79242.58	1	5		3
19	8333	4909.67	0	0	13242.67	13242.67	1	5		3
20	18125	14768.4	4759.83	562.5	32893.4	38215.73	1	5		3
21	17916.69	0	0	0	17916.69	17916.69	1	5		3
22	11250	12500	4397.41	0	23750	28147.41	1	5		3
23	7286.93	8380.66	0	0	15667.59	15667.59	1	5		3
24	3530	0	23639.43	0	3530	27169.43	1	5		3
25	14340.67		4674.6		14340.67	19015.27	1	5		3
26	7091	6761.73	0	0	13852.73	13852.73	1	5		3
27	10788.33	0	0	0	10788.33	10788.33	1	5		3
28	21505.23		2554.8		21505.23	24060.03	1	5		3
29	10383.5	10510.16	0	0	20893.66	20893.66	1	5		3
30	13285.96		0		13285.96	13285.96	1	5		3
31	13110.31	0	5000	0	13110.31	18110.31	1	5		3
32	22078.17		0		22078.17	22078.17	1	5		3
33	12500	3813	0	0	16313	16313	1	5		3
34	15431.5		0		15431.5	15431.5	1	5		3
35	24436.41	0	0	0	24436.41	24436.41	1	5		3
36	13663.58		0		13663.58	13663.58	1	5		3
37	15084.99		5741.66		15084.99	20826.65	1	5		3

	111	112	113	114	115	116	117	118	119	120
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City
1		4		224704.65	4601.58	0.267061				REDONDO BEACH
2		4		117933.25	6106.59	0.215553				TRABUCO CANYON
3		4		226210.79	5532.75	0.382866			100	SAN DIEGO
4		4		75996.11	4873.38	0.389855				TRUCKEE
5		4		346768.06	6266.06	0.362877			100	SAN JOSE
6		4		358459.01	7608.15	0.329741				ENCINITAS
7		4		785246.73	5465.64	0.382497			100	NEWPORT BEACH
8		4		53824.36	10969.42	0.289246				DANVILLE
9		4		34371.32	5116.7	0.302857			100	SANTA ANA
10		4		36166.53	5184.76	0.252915			100	SAN JOSE
11		4		1076005.13	5172.11	0.424997				CARLSBAD
12		4		178434.05	7705.47	0.419201				CAMPBELL
13		4		166941.91	5327.65	0.264927			100	SAN CARLOS
14		4		70239.09	4398.32	0.285332				DANVILLE
15		4		205925.44	7377.8	0.325252			51.9242	MORGAN HILL
16		4		102894.7	9254.37	0.208207			47.1865	DENVER
17		4		55858.16	4926.66	0.256278				DANVILLE
18		4		725545.49	13677.9	0.172608			100	EAGLE
19		4		157177.51	3942.1	0.297682			100	DENVER
20		4		190241.84	10479.33	0.274215			100	COTO DE CAZA
21		4		73839.81	6494.14	0.362463			100	WALNUT CREEK
22		4		196354.64	7385.68	0.262393			100	LA GRANGE
23		4		38380.4	5546.11	0.353986				PLEASANTON
24		4		584626	11590.72	0.426609				ENCINITAS
25		4		220838.29	5711.56	0.300367				LA JOLLA
26		4		166874.11	3813.77	0.275308				CORONADO
27		4		165848.09	3188.13	0.295517				CORONADO
28		4		730871.77	8225.62	0.341879				NEWPORT BEACH
29		4		1909706.32	7387.02	0.353553				SAN DIEGO
30		4		267001.74	3567.75	0.268535				SAN JOSE
31		4		316837.05	6813.97	0.376248			100	HERMOSA BEACH
32		4		56764.31	4558.19	0.206457				DENVER
33		4		673709.42	3567.36	0.218682				SUNNYVALE
34		4		944109.88	4564.96	0.295821				CARLSBAD
35		4		1797657.98	10666.25	0.43649				HUNTINGTON BEACH
36		4		74887.51	4516.51	0.330551				PARK CITY
37		4		27744.77	5503.42	0.264249				LAGUNA BEACH

	121	122	123	124	125	126	127	128	129	130
	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score
1	CA	90277	1	1		1330000	3	4/6/2013
2	CA	92679	7	1		965000	3	3/19/2013
3	CA	92131	7	1	885000	890000	3	3/19/2013
4	CA	96161	7	1		1010000	3	2/26/2013
5	CA	95120	1	1	990000	990000	3	3/29/2013
6	CA	92024	7	1		1535000	3	3/19/2013
7	CA	92660	1	1	1455000	1221000	98	3/21/2013
8	CA	94526	1	1		1204000	3	3/18/2013
9	CA	92705	1	1	860000	860000	3	3/23/2013
10	CA	95120	7	1	990000	995000	3	3/20/2013
11	CA	92009	7	1		1265000	3	3/20/2013
12	CA	95008	1	1		1125000	3	2/21/2013
13	CA	94070	1	1	1075000	1075000	3	3/19/2013
14	CA	94506	7	1		1366000	3	3/18/2013
15	CA	95037	1	1	880000	880000	3	3/23/2013
16	CO	80218	7	1	900000	925000	3	3/16/2013
17	CA	94506	7	1		1300000	3	3/27/2013
18	CO	81631	7	2	1330000	1330000	3	3/11/2013
19	CO	80206	12	1	775000	775000	3	3/25/2013
20	CA	92679	7	1	1451500	1452000	3	3/7/2013
21	CA	94598	7	1	1185000	1185000	3	3/12/2013
22	IL	60525	1	1	840000	840000	3	3/2/2013
23	CA	94588	7	1		1100000	3	3/12/2013
24	CA	92024	3	2		1000000	3	2/15/2013
25	CA	92037	1	2		1350000	3	3/6/2013
26	CA	92118	1	1		3100000	3	3/11/2013
27	CA	92118	1	1		1550000	3	3/6/2013
28	CA	92663	1	1		1925000	3	3/7/2013
29	CA	92103	1	1		1400000	3	3/7/2013
30	CA	95125	1	1		939000	3	3/5/2013
31	CA	90254	1	1	1260000	1410000	3	2/28/2013
32	CO	80218	1	1		777000	3	3/25/2013
33	CA	94087	1	1		1015000	3	3/1/2013
34	CA	92011	7	1		925000	3	2/15/2013
35	CA	92649	7	1		2525000	3	2/1/2013
36	UT	84098	7	1		1235000	3	3/22/2013
37	CA	92651	1	1		2300000	98	2/1/2013

	131	132	133	134	135	136	137	138	139	140
	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent
1						0.5291	0.5291	0	0	0
2						0.7222	0.7222	0	0	0
3						0.8	0.8	0	0	0
4						0.796	0.6475	0	0	0
5						0.8	0.8	0	0	0
6						0.684	0.684	0	0	0
7						0.6961	0.6961	0	0	0
8						0.7657	0.7657	0	0	0
9						0.8	0.8	0	0	0
10						0.8	0.8	0	0	0
11						0.5841	0.5841	0	0	0
12						0.7831	0.7831	0	0	0
13						0.8	0.8	0	0	0
14						0.5103	0.5103	0	0	0
15						0.7681	0.7681	0	0	0
16						0.8	0.8	0	0	0
17						0.5388	0.5388	0	0	0
18						0.75	0.75	0	0	0
19						0.8	0.8	0	0	0
20						0.75	0.75	0	0	0
21						0.8	0.8	0	0	0
22						0.8	0.8	0	0	0
23						0.6473	0.6473	0	0	0
24						0.61	0.61	0	0	0
25						0.5107	0.5107	0	0	0
26						0.2196	0.2196	0	0	0
27						0.5	0.5	0	0	0
28						0.5185	0.5185	0	0	0
29						0.481	0.481	0	0	0
30						0.5431	0.5431	0	0	0
31						0.5714	0.5714	0	0	0
32						0.8	0.8	0	0	0
33						0.5812	0.5812	0	0	0
34						0.7271	0.7271	0	0	0
35						0.396	0.396	0	0	0
36						0.5781	0.5781	0	0	0
37						0.3111	0.3111	0	0	0

	141	142	143	144	145	146	147	148	149	150
	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37

	151	152	153	154	155	156	157	158	159	160	161
	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry
1										21	11
2										30
3										15
4										23	18
5										6	6
6										17	23
7										36
8										23
9										5	10
10										15
11										21	0
12										15
13										5	8
14										27
15										2.25	2.25
16										10
17										17
18										18.25
19										10	5
20										14	13
21										20
22										8	2
23										6	6
24										19
25										24
26										0	23
27										20
28										36
29										18	18
30										15
31										26	4
32										19
33										25	18
34										21
35										18
36										30
37										20.25

	162	163	164	165	166	167	168	169	170	171	172
	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	5/1/2043	12187.52	0	0	5042.92	0	0	Full	Two Years	Two Months
2	0	5/1/2043	28329.87	0	0	0	0	0	Full	Two Years	Two Months
3	0	5/1/2043	11651.33	0	0	0	0	0	Full	Two Years	Two Months
4	33000	5/1/2043	4295	0	0	8205.5	0	0	Full	Two Years	Two Months
5	0	5/1/2043	6666.66	0	0	10601.07	0	0	Full	Two Years	Two Months
6	0	5/1/2043	5871.5	0	0	17201.6	0	0	Full	Two Years	Two Months
7	0	5/1/2043	14289.38	0	0	0	0	0	Full	Two Years	Two Months
8	0	5/1/2043	37924.2	0	0	0	0	0	Full	Two Years	Two Months
9	0	5/1/2043	15375.98	0	0	893.73	0	0	Full	Two Years	Two Months
10	0	5/1/2043	20500	0	0	0	0	0	Full	Two Years	Two Months
11	0	5/1/2043	10833.76	0	0	0	0	0	Full	Two Years	Two Months
12	0	5/1/2043	14673	3708.33	0	0	0	0	Full	Two Years	Two Months
13	0	4/1/2043	10109.88	0	0	10000	0	0	Full	Two Years	Two Months
14	0	5/1/2043	15414.75	0	0	0	0	0	Full	Two Years	Two Months
15	0	5/1/2043	9350	0	0	13333.33	0	0	Full	Two Years	Two Months
16	0	5/1/2043	16666.69	0	27781.25	0	0	0	Full	Two Years	Two Months
17	0	5/1/2043	12070	0	7153.88	0	0	0	Full	Two Years	Two Months
18	0	5/1/2043	79242.58	0	0	0	0	0	Full	Two Years	Two Months
19	0	5/1/2043	8333	0	0	4909.67	0	0	Full	Two Years	Two Months
20	0	5/1/2043	18125	4759.83	0	14768.4	562.5	0	Full	Two Years	Two Months
21	0	4/1/2043	17916.69	0	0	0	0	0	Full	Two Years	Two Months
22	0	5/1/2043	11250	4397.41	0	12500	0	0	Full	Two Years	Two Months
23	0	4/1/2043	7286.93	0	0	8380.66	0	0	Full	Two Years	Two Months
24	0	5/1/2043	3530	536.9	18113.15	0	0	0	Full	Two Years	Two Months
25	0	5/1/2043	14340.67	4674.6	0	0	0	0	Full	Two Years	Two Months
26	0	5/1/2043	7091	0	0	6761.73	0	0	Full	Two Years	Two Months
27	0	5/1/2043	10788.33	0	0	0	0	0	Full	Two Years	Two Months
28	0	5/1/2043	21505.23	0	0	0	0	0	Full	Two Years	Two Months
29	0	4/1/2043	10383.5	0	0	10510.16	0	0	Full	Two Years	Two Months
30	0	4/1/2043	13285.96	0	0	0	0	0	Full	Two Years	Two Months
31	0	5/1/2043	13110.31	0	0	0	0	0	Full	Two Years	Two Months
32	0	5/1/2043	22078.17	0	0	0	0	0	Full	Two Years	Two Months
33	0	5/1/2043	12500	0	0	3813	0	0	Full	Two Years	Two Months
34	0	5/1/2043	15431.5	0	0	0	0	0	Full	Two Years	Two Months
35	0	4/1/2043	24436.41	0	0	0	0	0	Full	Two Years	Two Months
36	0	5/1/2043	13663.58	0	0	0	0	0	Full	Two Years	Two Months
37	0	5/1/2043	15084.99	0	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.11